UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event
 reported)                                       March 12, 2008 (March 6, 2008)
                                                 -------------------------------

                               L.B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                     000-10436              25-1324733
--------------------------------------------------------------------------------
 (State or other jurisdiction           (Commission          (I.R.S. Employer
     of incorporation)                  File Number)        Identification No.)


 415 Holiday Drive, Pittsburgh, Pennsylvania                       15220
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


 Registrant's telephone number, including area code     412-928-3417
                                                        ------------------------


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Registrant's named executive officers are Lee B. Foster II (Chairman of the Board), Stan L. Hasselbusch (President and Chief Executive Officer), David J. Russo (Sr. Vice President and Chief Financial Officer), John F. Kasel (Sr. Vice President - Operations & Manufacturing) and Donald L. Foster (Sr. Vice President
- Construction Products). Since Mr. Lee B. Foster II was not and will not be eligible to receive awards discussed in this report, his name is not repeated in the following disclosure.

A.       Annual Incentive Plan

On March 6, 2008, Registrant's Compensation Committee ( the "Committee") adopted and its Board approved, subject to shareholder approval, the L.B. Foster Executive Annual Incentive Compensation Plan which is attached hereto and incorporated herein by reference (the "Annual Incentive Plan"). The Committee has approved goals under which annual incentive awards for 2008 will be based upon the extent to which Corporate and/or individual operating units approach or surpass planned "Pre-Tax Income"(1) and, for Corporate only, planned "ROIC"(2)).

The NEOs were assigned the following Target Percentages:

------------------------------------------------------- ------------------------
                                                            Target Percentage
------------------------------------------------------- ------------------------

Stan L. Hasselbusch - President and Chief Executive
Officer                                                              65%
David J. Russo - Sr. V.P., CFO and Treasurer                         45%
John F. Kasel - Sr. V.P. - Operations and Manufacturing              40%
Donald L. Foster - Sr. V.P. - Construction Products                  40%
------------------------------------------------------- ------------------------

A participant's base salary will be multiplied by his Target Percentage to obtain a "Target Award". These Target Awards are then allocated as follows:

----------- ----------------------- ------------- ----------------- ------------
                     Metric             Chief       Sr. V.P. and      Sr. V.P.-
                                      Executive    CFO; Sr. V.P.    Construction
                                       Officer     - Operations &     Products
                                                    Manufacturing
----------- ----------------------- ------------- ----------------- ------------
            Corporate ROIC               25%             25%
            ----------------------- ------------- ----------------- ------------
Financial   Pre-Tax Income -
Performance Corporate                    75%             55%             20%
Awards      ----------------------- ------------- ----------------- ------------
            Operating Unit Pre-Tax
            Income                                                       60%
----------- ----------------------- ------------- ----------------- ------------
Individual
Performance Personal Objectives                          20%             20%
Awards
----------- ----------------------- ------------- ----------------- ------------

Financial Performance Awards are meant to comply with IRS Section 162(m), while Individual Performance Awards may not satisfy IRC Section 162(m) requirements.

Financial Performance Awards (but not Individual Performance Awards) shall be determined by adjusting a participant's Target Award based on the actual attainment of planned Pre-Tax Income and ROIC as set forth below:

Incentive Income Multiplier (Corporate/Operating Unit)

 ----------------------------------------- ------------------------------------
   % of Planned Pre-Tax Income Achieved        Corporate or Operating Unit
                                                Multiplier of Allocated
                                                       Target Award
 ----------------------------------------- ------------------------------------
              140% and Over                              200.0%
 ----------------------------------------- ------------------------------------
                   135%                                  187.5%
 ----------------------------------------- ------------------------------------
                   130%                                  175.0%
 ----------------------------------------- ------------------------------------
                   125%                                  162.5%
 ----------------------------------------- ------------------------------------
                   120%                                  150.0%
 ----------------------------------------- ------------------------------------
                   115%                                  137.5%
 ----------------------------------------- ------------------------------------
                   110%                                  125.0%
 ----------------------------------------- ------------------------------------
                   105%                                  112.5%
 ----------------------------------------- ------------------------------------
                   100%                                  100.0%
 ----------------------------------------- ------------------------------------
                   90%                                    73.0%
 ----------------------------------------- ------------------------------------
                   80%                                    47.0%
 ----------------------------------------- ------------------------------------
                   70%                                    20.0%
 ----------------------------------------- ------------------------------------
              Less than 70%                               0.0%
 ----------------------------------------- ------------------------------------

ROIC Multiplier

 ----------------------------------------- ------------------------------------
            Target ROIC Achieved                   Corporate Multiplier of
                                                    Allocated Target Award
 ----------------------------------------- ------------------------------------
               21.00% and Over                              200.00%
 ----------------------------------------- ------------------------------------
                  20.25%                                    187.50%
 ----------------------------------------- ------------------------------------
                  19.50%                                    175.00%
 ----------------------------------------- ------------------------------------
                  18.75%                                    162.50%
 ----------------------------------------- ------------------------------------
                  18.00%                                    150.00%
 ----------------------------------------- ------------------------------------
                  17.25%                                    137.50%
 ----------------------------------------- ------------------------------------
                  16.50%                                    125.00%
 ----------------------------------------- ------------------------------------
                  15.75%                                    112.50%
 ----------------------------------------- ------------------------------------
                  15.00%                                    100.00%
 ----------------------------------------- ------------------------------------
                  13.65%                                     73.00%
 ----------------------------------------- ------------------------------------
                  12.35%                                     47.00%
 ----------------------------------------- ------------------------------------
                  11.00%                                     20.00%
 ----------------------------------------- ------------------------------------
             Less than 11.00%                                0.00%
 ----------------------------------------- ------------------------------------


B.       2006 Omnibus Plan

The 2006 Omnibus Incentive Plan ("Original Omnibus Plan") provides for the issuance of up to 500,000 shares of the Company's common stock, which may include newly-issued or treasury shares, through the exercise of stock options or the award of shares of common stock.

On March 6, 2008, Registrant's Compensation Committee and its Board of Directors approved amendments to the Original Omnibus Plan, subject to shareholder approval (the "Amended Omnibus Plan").

On March 6, 2008, the NEOs were awarded the following "Performance Share Units", which Performance Share Units, subject to shareholder approval, will be converted into Registrant's common stock based upon Registrant's average "ROIC"(3)over the three (3) year performance period 2008 - 2010, inclusive:

            Name                               Number of Performance Share Units
            ----                               ---------------------------------

   Stan L. Hasselbusch                                  8,540
   David J. Russo                                       2,053
   Donald L. Foster                                     2,053
   John F. Kasel                                        2,053

Based upon the Company's average ROIC over the 3 years period (and contingent upon shareholder approval), each NEO's Performance Share Units shall be converted into Company common stock. "Average ROIC" for the three (3) year performance period shall be calculated by adding together the annual ROIC percentages and dividing by three (3). The Average ROIC target for the 2008 - 2010 performance period shall be 16%. The number of performance shares to be awarded to a participant shall be determined by multiplying the participant's Performance Share Units by the "Percentage of Performance Share" that corresponds to the Company's "Average ROIC" for the three (3) year performance period, as follows:


                                         ROIC
--------------------------------------------------------------------------------
                                                                 Percent of
                                                             Performance Share
  Level of Performance             Average ROIC                Units Earned
------------------------   ----------------------------  -----------------------

     Below Threshold               Below 12.0%                       0%
        Threshold                 Equal to 12.0%                    50%
         Target                   Equal to 16.0%                   100%
       Outstanding           Equal to or Greater than              200%
                                      20.0%

The Committee plans to establish new targets annually for successive 3 year performance periods. For example, in 2009, the Committee plans again to establish targets and new financial metrics for the performance period 2009 - 2011, inclusive.



1. " Pre-Tax Income" with respect to the Annual Incentive Plan means the pre-tax income for the Corporation or, as applicable, for an Operating Unit determined in accordance with generally accepted accounting principles, but excluding: (i) the "Milestone Payments" or other amounts, if any, paid to the former shareholders (and their respective successors and assigns) of the Dakota Minnesota and Eastern Railroad Corporation ("DM&E") arising from or in connection with the 2007 merger of the DM&E; (ii) all gains or losses arising from sales of capital assets when the sale or purchase price for an individual asset exceeds $50,000; (iii) all expenses, costs, profits, losses or gains attributable to (a) the sale, other than sales of inventory in the ordinary course of business, of more than 25% of the assets of an "Operating Unit" or 50% of the assets of a Component in the Fiscal Year, or (b) the acquisition of a business in 2008 for a purchase price of more than $1M; (iv) with respect to Operating Units only, the costs of the Plan; (v) interest, investment gains or losses arising from cash or marketable securities of $105M; and (vi)interest expense related to use of funds in excess of $105M, during the Fiscal Year in connection with the purchase of a business or businesses for more than an aggregate purchase price(s) of $105M; provided, however, that the loss of investment income due to the use of funds in excess of $105M shall be added back to calculate pre-tax income with such funds being deemed to have earned interest at the effective average interest rate attained by the Corporation for the Fiscal Year from the date such funds are so utilized. Notwithstanding the foregoing, in the event more than 25% of the assets of an Operating Unit or 50% of the assets of a Component are sold, excluding sales of inventory in the ordinary course of business, during the Fiscal Year, such Component's or Operating Unit's , as applicable, Planned re-tax Income shall be eliminated from all calculations, together with the Component's or Operating Unit's, as applicable, profits , losses and pre-tax income for the Fiscal Year.

2. "ROIC" means, with respect to the Annual Incentive Plan, after tax earnings from continuing operations before interest income and interest expense and amortization charges (tax affected using the effective corporate tax rate) and excluding: (i) all "Milestone Payments" or other amounts, if any, paid to the former shareholders (and their respective successors and assigns) of the DM&E arising from or in connection with the 2007 merger of the DM&E; (ii) all gains or losses arising from sales of capital assets when the sale or purchase price for an individual asset exceeds $50,000; and (iii) all expenses, costs, losses, gains, attributable to (a) the sale, excluding sales of inventory in the ordinary course of business, of more than 25% of the assets of an "Operating Unit" or, more than 50% of the assets of a Component, or (b) the acquisition of a business for a purchase price exceeding $1,000,000, divided by an average of month end total assets less the sum of cash, marketable securities and non-interest bearing current liabilities, determined in accordance with generally accepted accounting principles.

3. ROIC Percentages mean, with respect to the Amended Omnibus Plan and with respect to any calendar year; (a) after tax earnings from continuing operations before interest income and interest expense and amortization charges (tax affected using the effective corporate tax rate) and excluding all "Milestone Payments") or other amounts, if any, paid to the former shareholders (and their respective successors and assigns) of the DM&E arising from or in connection with the 2007 merger of the DM&E divided by (b) an average of month end total assets less the sum of cash, marketable securities and non-interest bearing current liabilities, determined in accordance with generally accepted accounting principles.

Item 9.01    Exhibits


10.57.1      2006 Omnibus Incentive Plan, As Amended and Restated March 6, 2008.


10.59        Executive Annual Incentive Compensation Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. FOSTER COMPANY
                                           -------------------
                                           (Registrant)


Date:  March 12, 2008
                                           /s/ David J. Russo
                                           ------------------
                                           David J. Russo
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer

Exhibit Index
-------------

Exhibit Number        Description
--------------        -----------


10.57.1               2006 Omnibus Incentive Plan, As Amended and Restated
                      March 6, 2008.

10.59                 Executive Annual Incentive Compensation Plan